Exhibit 10.25

EXECUTION VERSION

LICENSE AGREEMENT

by and between

PFIZER INC.

and

REPLIGEN CORPORATION

DECEMBER 28, 2012

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	1

	1.1. Defined Terms	1

	1.2. Interpretation	1

2.	LICENSE GRANTS	2

	2.1. Exclusive Licenses from Company to Pfizer	2

	2.2. Non-Exclusive Licenses from Company to Pfizer	2

	2.3. Pfizer Sublicensees	2

	2.4. Direct Licenses to Affiliates	3

	2.5. No Implied Rights	3

	2.6. Retained Rights	3

	2.7. Acknowledgements; Covenants	3

3.	PAYMENTS BY PFIZER TO Company	4

	3.1. Initial Upfront Payment	4

	3.2. Clinical and Regulatory Milestones	4

	3.3. Royalty Payments	6

	3.4. Reports and Payments	9

	3.5. Pfizer Right of Setoff	11

	3.6. No Guarantee of Success	12

4.	TRANSFERS; TRANSITION; PRODUCT DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION	13

	4.1. General	13

	4.2. Transfers	13

	4.3. Transition	14

	4.4. Manufacturing	14

	4.5. Diligence	15

	4.6. Regulatory Approvals	15

	4.7. Commercialization Activities	15

	4.8. Other Pfizer Programs	16

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

i

EXECUTION VERSION

5.	INTELLECTUAL PROPERTY	16

	5.1. Patent Rights	16

	5.2. Right to Enforce	17

	5.3. Pfizer Right to Defend	18

	5.4. Recovery	18

	5.5. Withdrawal	19

	5.6. Recording	19

6.	CONFIDENTIALITY	19

	6.1. Confidentiality	19

	6.2. Authorized Disclosure	19

	6.3. SEC Filing and Other Disclosures	20

	6.4. Residual Knowledge Exception	21

	6.5. Public Announcements; Publications	21

7.	REPRESENTATIONS AND WARRANTIES	22

	7.1. Mutual Representations and Warranties	22

	7.2. Mutual Covenants	22

	7.3. Representations and Warranties of Company	22

	7.4. Company Covenants	25

	7.5. Representation by Legal Counsel	27

	7.6. Disclaimer	27

8.	TERM AND TERMINATION	27

	8.1. Term	27

	8.2. Termination by Company	27

	8.3. Termination by Pfizer	27

	8.4. Termination of FSMA-Company Agreement	28

	8.5. Effects of Termination	28

	8.6. Provision for Insolvency	30

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

9.	LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE	31

	9.1. No Consequential Damages	31

	9.2. Indemnification by Pfizer	31

	9.3. Indemnification by Company	31

	9.4. Procedure	32

	9.5. Insurance	33

10.	MISCELLANEOUS	34

	10.1. Assignment	34

	10.2. Further Actions	34

	10.3. Force Majeure	34

	10.4. Notices	34

	10.5. Amendment	36

	10.6. Waiver	36

	10.7. Severability	36

	10.8. Descriptive Headings	36

	10.9. Export Control	36

	10.10. Dispute Resolution	36

	10.11. Governing Law	37

	10.12. Consent to Jurisdiction	37

	10.13. Entire Agreement	37

	10.14. Independent Contractors	38

	10.15. Counterparts	38

	10.16. No Third Party Rights or Obligations	38

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

EXHIBITS

Exhibit A        Defined Terms

Exhibit B        Company Patent Rights Existing as of the Effective Date

Exhibit C        Compounds Existing as of the Effective Date

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

SCHEDULES

Schedule 4.3.1	Key Provisions for the Transition Services Agreement
Appendix A: Clinical Responsibilities

Schedule 4.3.2	Activities in Relation to Existing Clinical Trial

Schedule 6.5.1	Company Press Release

Schedule 7.3.1	Intellectual Property Exceptions re: Ownership

Schedule 7.3.8	Intellectual Property Exceptions re: Know-How

Schedule 7.3.10	Disclosed Third Party Agreements

Schedule A-1	Inventory

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

v

EXECUTION VERSION

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is entered into as of December 28, 2012 (the “Effective Date”), by and between Pfizer Inc., a corporation organized and existing under the laws of Delaware and having a principal place of business at 235 East 42nd Street, New York, NY 10017 (“Pfizer”) and Repligen Corporation, a corporation organized and existing under the laws of Delaware and having its principal place of business at 41 Seyon St, Waltham, MA 02453 (“Company”). Pfizer and Company may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Company owns or otherwise controls certain patents, patent applications, technology, know-how, scientific and technical information and other proprietary rights and information relating to the identification, research and development of the Compounds (as defined below);

WHEREAS, Pfizer has extensive experience and expertise in the development and commercialization of pharmaceutical products, and desires to acquire an exclusive license in the Territory (as defined below) under Company’s patents, patent applications, technology, know-how, scientific and technical information and other proprietary rights and information relating to the Compounds and Licensed Products;

WHEREAS, subject to the terms of this Agreement, Company wishes to grant to Pfizer, and Pfizer wishes to receive from Company, an exclusive license in the Territory to use, research, develop, manufacture, commercialize, make, use, sell, offer for sale and import Compounds and Licensed Products throughout the Field (as defined below).

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. DEFINITIONS AND INTERPRETATION.

1.1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in Exhibit A.

1.2. Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

amendments, supplements or modifications set forth herein), (e) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections, Exhibits or Schedules shall be construed to refer to Sections, Exhibits or Schedules of this Agreement, and references to this Agreement include all Exhibits and Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or.”

2. LICENSE GRANTS.

2.1. Exclusive Licenses from Company to Pfizer. Effective as of the Effective Date, Company hereby grants to Pfizer exclusive (even as to Company) license under Company’s right, title and interest in the Company Intellectual Property to (a) research, Develop, Manufacture, Commercialize and use, including to make, sell, offer for sale and import, any and all Compounds and Licensed Products throughout the Field and (b) undertake discovery and research compounds directed towards SMA Compounds/Products, including as possible candidates to become Compounds.

2.2. Non-Exclusive Licenses from Company to Pfizer. Effective as of the Effective Date, Company hereby grants to Pfizer and its Affiliates a non-exclusive, royalty-free, perpetual license under the Company Know-How owned by Company to conduct research, Development and Manufacturing in all fields. The foregoing license shall not be sublicenseable.

2.3. Pfizer Sublicensees. With respect to the license granted by Company to Pfizer pursuant to Section 2.1, Pfizer shall have the right to enter into one or more Sublicense Agreements, provided that entry into such Sublicense Agreements shall not relieve Pfizer of any of its obligations hereunder. Each Sublicense Agreement shall be consistent with the terms of this Agreement and shall expressly provide that such Sublicense shall terminate immediately upon the termination or expiration of the term of this Agreement. [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

2.4. Direct Licenses to Affiliates. Pfizer may, from time to time, request that Company grant licenses directly to Affiliates of Pfizer by giving written notice, upon receipt of which Company agrees to enter into and sign a separate direct license agreement with such designated Affiliate of Pfizer. All such direct license agreements shall be consistent with the terms and conditions of this Agreement, except for such modifications as may be required by applicable Laws in the country in which the direct license will be exercised. The Parties further agree to make any amendments to this Agreement that are necessary to conform the combined terms of such direct licenses and this Agreement to the terms of this Agreement as set forth on the Effective Date. All costs of making such direct license agreement(s), including Company’s reasonable attorneys’ fees, under this Section 2.4 shall be borne by Pfizer.

2.5. No Implied Rights. Except as expressly provided in this Agreement, neither Party shall be deemed to have granted the other Party (by implication, estoppel or otherwise) any right, title, license or other interest in or with respect to any intellectual property, Know-How or information Controlled by such Party.

2.6. Retained Rights. Pfizer acknowledges that the license rights granted to it under this Agreement are subject to: (a) the rights, conditions and limitations imposed by applicable Law (including 35 U.S.C. § 202 et seq. and regulation pertaining thereto), (b) a non-exclusive royalty-free (as to FSMA) right on the part of FSMA and collaborators of FSMA to practice the Company Patent Rights in the identification, development and commercialization of compounds and therapies for the diagnosis, treatment or prevention of SMA; provided, however, that such compounds are neither Covered by a Valid Claim or [***] nor whose primary or intended mechanism of action is [***], and (c) the Company’s right to perform its obligations hereunder, including under Sections 4.2, 4.3 and 4.4.

2.7. Acknowledgements; Covenants.

2.7.1. Pfizer also acknowledges that the license rights granted to it under this Agreement and its exercise of such license rights are subject to the FSMA-Company Agreement, including Sections 2.1 and 5 thereof, pursuant to which some or all of the intellectual property that is licensed to the Company as of the Effective Date under the FSMA-Company Agreement may become assigned to and owned by the Company in the future. Company covenants to Pfizer that to the extent such intellectual property is not assignable or otherwise is not assigned to the Company, Company will maintain exclusive license rights to such intellectual property such that it continues to be licensed to Pfizer under this Agreement during the Term. Company further covenants to Pfizer that during the Term Company shall maintain (and shall not divest, sell or otherwise transfer) its ownership interests in such intellectual property once the Company becomes the owner of such intellectual property.

2.7.2. Company acknowledges and agrees that Pfizer shall have the right to engage in discussions [***], in each case for the purpose of [***] that may relate to [***], and Company shall cooperate with Pfizer in [***] to the extent reasonably requested by Pfizer; provided however that Pfizer will not have, and will not purport to have, [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

3. PAYMENTS BY PFIZER TO COMPANY.

3.1. Initial Upfront Payment. In consideration of the execution and delivery of this Agreement, Pfizer shall pay Company a one-time, non-refundable payment of five million dollars ($5,000,000), such amount to be payable within thirty (30) days after the Effective Date. [***] of this one-time upfront payment shall be referred to as a “Tech Transfer Payment.” Company shall use the Tech Transfer Payment in the manner and for the purposes provided for in Section 4.3.3. For avoidance of doubt: (i) Company shall bear the cost of performing its obligations under Section 4.3.3 even if such cost exceeds [***] and (ii) the foregoing initial upfront payment, including the Tech Transfer Payment, shall be non-refundable even if Company’s cost of performing its obligations under Section 4.3.3 are less than [***].

3.2. Clinical and Regulatory Milestones.

3.2.1. In consideration of the execution and delivery of this Agreement, and subject to the provisions of Section 3.2.2, Pfizer shall pay Company the non-refundable amounts set forth below within [***] of the first occurrence of each event described below for the first Licensed Product Covered by a Valid Claim to achieve such event (each, a “Milestone Event”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

	Milestone Event	Milestone Payment

(i)

Successful completion of the Existing Clinical Trial.

“Successful completion” means that the drug is generally safe and well-tolerated and that an average [***] of the [***] is achieved after the plasma drug levels reaches steady state at the highest dose tested. In the event that both Parties agree that the Existing Clinical Trial should be terminated prior to completion of the entire study but after the above specified [***] of [***] has been achieved, then [***] of the milestone payment [***] will be paid, and the Parties will then agree in good faith on a definition of successful completion in any additional trial in healthy volunteers in a Licensed Product for the payment of the remaining [***] of the milestone [***].

In the event that Successful completion has been achieved, but only [***] of the [***] has been paid pursuant to the foregoing, then the remainder of this milestone will be payable on that date which is the [***] anniversary of the Effective Date.

[***]

(ii)

Clinical demonstration of increased [***] expression in patients in a Proof of Mechanism PhI Trial (POM).

“Clinical demonstration” means that in the Proof of Mechanism PhI Trial (POM) study: The drug is generally safe and well-tolerated with an increase [***]. If Pfizer determines that another biochemical measure is more appropriate for POM, such marker will substitute for [***].

[***]

(iii)	First dosing of first patient in a Proof of Concept Phase Ib Trial of the first Licensed Product.	[***]

(iv)	First dosing of first patient in a Phase IIb/III Clinical Trial of the first Licensed Product.	[***]

(v)	First Commercial Sale of first Licensed Product in the United States.	[***]

(vi)	First Commercial Sale of first Licensed Product in at least two of the following four countries: [***].	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

3.2.2. In the event that a Licensed Product for which a Milestone Payment is payable pursuant to this Section 3.2 [***]. Upon achievement of a Milestone Event, Pfizer shall promptly provide written notice to Company informing it of the achievement of such Milestone Event.

[***]

Each of the Milestone Payments set forth above shall be payable one time only (regardless of the number of Licensed Products with respect to which, or the number of times with respect to any Licensed Product, the specified Milestone Event occurs), and only with respect to a Licensed Product Covered by a Valid Claim. No Milestone Payments shall be payable for any subsequent Licensed Product regardless of the number of Licensed Products Developed. For clarification, if one Licensed Product replaces another Licensed Product in Development, such replacement Licensed Product shall only be subject to Milestone Payments that have not previously been triggered by one or more prior Licensed Products.

3.3. Royalty Payments.

3.3.1. Royalties. In consideration of the execution and delivery of this Agreement, Pfizer, on a Licensed Product-by-Licensed Product and country-by-country basis shall pay to Company royalties outlined below in the amount of a percent of the Net Sales in any Pfizer Year during the Royalty Term for such Licensed Product.

Annual Net Sales in the Territory	Royalty Rate
On Pfizer Year Net Sales < [***]	[***]
On additional incremental Pfizer Year Net Sales > [***] and < [***]	[***]
On additional incremental Pfizer Year Net Sales > [***] and < [***]	[***]
On additional incremental Pfizer Year Net Sales > [***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

3.3.2. Fully Paid-Up, Royalty Free License. Following expiration of the Royalty Term for any Licensed Product in a country, no further royalties shall be payable in respect of sales of such Licensed Product in such country and, thereafter the license granted to Pfizer under Section 2.1 with respect to such Licensed Product in such country shall be a fully paid-up, perpetual, exclusive (even as to Company), irrevocable, royalty-free license.

3.3.3. Royalty Adjustments. The following adjustments shall be made, on a Licensed Product-by-Licensed Product and country-by-country basis, to the royalties payable pursuant to Section 3.3.1, in the following order:

(a) Cessation of [***].

(i) Cessation of [***]. The royalty rate payable pursuant to Section 3.3.1 [***] shall be reduced [***].

(ii) Cessation of [***]. The royalty rate payable pursuant to Section 3.3.1 [***] shall be reduced [***].

(b) Pfizer Agreement [***].

(c) Commercialization of products using the Compound by Third Parties. Royalties payable on Net Sales of a Licensed Product in a country shall be reduced by [***] in respect of Net Sales in any Pfizer Year in any country in which a Third Party commercializes a product using the Compound in an indication outside of SMA in such country.

(d) Generic Entry. Royalties payable on Net Sales of a Licensed Product in a country shall be reduced by [***] in respect of Net Sales in any Pfizer Year in any country in which a Generic Product sold by a Third Party in such country.

(e) Sale of Licensed Product Under Clause (b) of Definition of Royalty Term. Royalties payable on Net Sales of a Licensed Product in a country shall be reduced by [***] in respect of Net Sales in any Pfizer Year in such country at such time that the royalty rate is applicable solely on the basis of clause (b), and not clause (a), of the definition of “Royalty Term.”

(f) Additional Third Party License. If Pfizer determines that it is necessary, desirable or useful to (or it is ordered to or agrees to pay royalties in order to) obtain rights under a Patent Right held by one or more Third Parties [***] in order to research, Develop, Manufacture, Commercialize or use any Licensed Product, whether directly or through any Pfizer Affiliate or Sublicensee, then Pfizer may negotiate and obtain a license under such Patent Right(s) (each such Third Party license referred to herein as an “Additional Third Party License”). Pfizer may reduce the royalties payable under Section 3.3.1 on such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

Net Sales by an amount that is equal to [***] of the royalties payable to Third Parties pursuant to any such Additional Third Party Licenses, provided that in no event shall such reductions in the aggregate result in a royalty rate that is less than [***] of the royalty rate which would otherwise be payable in accordance with this Section 3.3 (calculated after application of any and all applicable royalty rate reductions as are set forth in clauses (a) through (e) above).

(g) [***].

(h) [***].

(i) Minimum Royalty. Anything in this Article 3 to the contrary notwithstanding, the royalty payable by Pfizer to the Company in any country in connection with the sale of Licensed Product for any period during the Royalty Term, after giving effect to all reductions and adjustments described in Section 3.3.3(b), (c), (d), (e), (f) and (g) of this Agreement, shall be no less than an amount equal to: [***].

(j) [***].

(k) Company Third Party Agreements. Company shall be solely responsible for all obligations (including any royalty, milestone and other obligations) under its agreements with Third Parties [***] as described in Section 3.3.3(a)(i) in connection with such sales during such period [***], and under [***] as described in Section 3.3.3(a)(ii) in connection with such sales during such period [***]. All such payments shall be made promptly by the Company in accordance with the provisions of all applicable agreements in respect of such intellectual property.

(l) [***].

3.3.4. Method and Manner of Royalty Payment. Royalties shall be calculated as follows:

(a) In calculating the applicable rates in each Pfizer Quarter, the [***] royalty rate will first be calculated based on the cumulative year-to-date aggregate Net Sales in the Territory (for clarity, assuming annual Net Sales of [***], for which [***] of such Net Sales are subject to a royalty rate of [***], and [***] of such Net Sales are subject to a royalty rate of [***], the [***] royalty rate would be calculated as follows: ([***] x [***] plus [***] x [***]) / [***]);

(b) Such [***] royalty rate (the “Average Full Royalty Rate”) will be applied to the cumulative year-to-date Net Sales in any country in which none of the reductions referred to Section 3.3.3 apply;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

(c) In respect of all other countries, the Average Full Royalty Rate will then be adjusted for each country after taking into account the reductions referred to in Section 3.3.3. Such adjusted Average Full Royalty Rate will then be applied to the cumulative year-to-date Net Sales in such countries; and

(d) The aggregate royalties payable in each Pfizer Quarter will be the sum of the amounts payable under paragraphs (b) and (c) above, less the aggregate amount of royalties previously paid in respect of such year.

3.3.5. Obligation of the Company to Report to and to Notify Pfizer. For so long as Pfizer is obligated to make royalty payments pursuant to the provisions of this Section 3.3, the Company shall furnish to Pfizer, (i) contemporaneous copies of any royalty or sales reports or other related reports issued or otherwise provided in respect of sales of Licensed Products or payments owing by the Company to [***] under the [***] (as the same are given effect under the FSMA-Company Agreement) or to [***] under the [***] (as the same are given effect under the FSMA-Company Agreement), or, if no such amounts are due or payable under such agreements for any Calendar Quarter, a notice to the effect that no such amounts are due or payable, and (ii) a copy of any and all notices which it receives which relate to any payment obligations (including in respect of royalties or milestones), or which involve an actual, potential or threatened dispute or claim relating to a default under, or termination of, [***].

3.4. Reports and Payments.

3.4.1. Cumulative Royalties. The obligation to pay royalties under this Agreement shall be imposed only once with respect to any sale of any Licensed Product.

3.4.2. Royalty Statements and Payments. Within [***] days of the end of each Calendar Quarter, Pfizer shall deliver to Company a report setting forth for the most recently completed Pfizer Quarter, the following information, on a Licensed Product-by-Licensed Product, country-by-country and Territory-wide basis: (a) gross sales (less returns and on-invoice allowances) of each Licensed Product, (b) deductions from gross sales for each Licensed Product, (c) Net Sales of each Licensed Product, (d) the royalty due hereunder for the sale of each such Licensed Product, and (e) any applicable foreign exchange rates. No such reports shall be due for any such Licensed Product before the First Commercial Sale of such Licensed Product. The total royalty due for the sale of all such Licensed Products during such Pfizer Quarter shall be remitted [***].

3.4.3. Taxes and Withholding. It is understood and agreed between the Parties that any payments made under this Agreement are exclusive of any value added or similar tax (“VAT”), which shall be added thereon as applicable. Where VAT is properly added to a payment made under this Agreement, the Party making the payment will pay the amount of VAT only on receipt of a valid tax invoice issued in accordance

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

with the laws and regulations of the country in which the VAT is chargeable. In addition, in the event any payments made by Pfizer pursuant to this Agreement become subject to withholding taxes under the Laws of any jurisdiction or Governmental Authority, Pfizer shall deduct and withhold the amount of such taxes for the account of Company to the extent required by applicable Law; such amounts payable to Company shall be reduced by the amount of taxes deducted and withheld; and Pfizer shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Company an official tax certificate or other evidence of such tax obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable Company to claim such payment of taxes. Any such withholding taxes required under applicable Law to be paid or withheld shall be an expense of, and borne solely by, Company. Pfizer will provide Company with reasonable assistance to enable Company to recover such taxes as permitted by applicable Law.

3.4.4. Currency. All amounts payable and calculations under this Agreement shall be in United States dollars. As applicable, Net Sales and any royalty deductions shall be converted into United States dollars at the exchange rate used by Pfizer for public financial accounting purposes in accordance with GAAP. If, due to restrictions or prohibitions imposed by national or international authority, payments cannot be made as provided in this Section 3, the Parties shall consult with a view to finding a prompt and acceptable solution, and Pfizer will deal with such monies as Company may lawfully direct so long as any action required to be taken by Pfizer is at no additional out-of-pocket expense to Pfizer.

3.4.5. Record Keeping. Pfizer shall keep and shall cause its Affiliates and Sublicensees to keep books and accounts of record in connection with the sale of Licensed Products, in accordance with GAAP and in sufficient detail to permit accurate determination of all figures necessary for verification of royalties to be paid hereunder. Pfizer and its Affiliates shall maintain such records for a period of at least three (3) years after the end of the Pfizer Year in which they were generated.

3.4.6. Audits. Upon [***] days prior notice from Company, Pfizer shall permit an independent certified public accounting firm of nationally recognized standing selected by Company and reasonably acceptable to Pfizer, to examine, at [***], the relevant books and records of Pfizer and its Affiliates as may be reasonably necessary to verify the amounts reported by Pfizer in accordance with Section 3.4.2 and the payment of royalties hereunder. An examination by Company under this Section 3.4.6 shall occur not more than [***] and shall be limited to the pertinent books and records for [***] before the date of the request. The accounting firm shall be provided access to such books and records at Pfizer’s facility(ies) where such books and records are normally kept and such examination shall be conducted during Pfizer’s normal business hours. Pfizer may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to Pfizer’s facilities or records. Upon completion of the audit, the accounting firm shall provide both Pfizer and Company a written report disclosing any discrepancies in the reports submitted by Pfizer or the royalties paid, and, in each case, the specific details concerning any discrepancies. No other information shall be provided to Company.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

3.4.7. Underpayments/Overpayments. If such accounting firm concludes that additional royalties were due to Company, Pfizer shall pay to Company the additional royalties within [***] days of the date Pfizer receives such accountant’s written report plus interest as set forth in Section 3.4.8. If such accounting firm concludes that Pfizer overpaid royalties to Company, Pfizer shall be entitled to offset such amount against payments that thereafter become due hereunder until such amount has been fully recovered by Pfizer. To the extent not offset, Company will refund such overpayments to Pfizer, within [***] days of the date the Company receives such accountant’s report. Additionally, if the amount of any overpayment or underpayment reported in such audit exceeds [***] of the amount that was properly payable by Pfizer, Pfizer shall reimburse Company for all reasonable charges of such accountants for conducting the audit, but only if and to the extent such overpayment or underpayment was not incurred as a result of any errors or omissions in royalty reports or statements or other documents which were provided by Company to Pfizer, including pursuant to Section 3.3.5.

3.4.8. Late Payments. The payments due to Company under this Agreement shall, if overdue, bear interest beginning on the date on which payment was due and until payment thereof at a per annum rate equal to [***] above the prime rate in effect on the due date as reported by The Wall Street Journal, not to exceed the maximum permitted by law. Any such overdue payments when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not preclude Company from exercising any other rights it may have as a consequence of the lateness of any payment.

3.4.9. Confidentiality. All reports and financial information of Pfizer which are provided to or subject to review by Company under this Section 3 shall be deemed to be Pfizer’s Confidential Information subject to the provisions of Section 6, and Company shall not disclose such Confidential Information to any Third Party or use such Confidential Information for any purpose other than verifying payments to be made by Pfizer to Company hereunder.

3.5. Pfizer Right of Setoff. If and to the extent Company fails to timely pay FSMA or any Third Party in respect of any payments due in respect of the Company Intellectual Property licensed to Pfizer under this Agreement [***], then Pfizer may, at its election, after reasonable consultation with Company as and to the extent circumstances permit, but otherwise without notice of its election and without demand, (a) pay such payments to FSMA or such Third Party, and (b) charge and setoff such payments against amounts otherwise due from it or its related entities to the Company under this Agreement, and the Company hereby authorizes all

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

such charges and setoffs. Pfizer’s right of set-off as described in this Section 3.5 shall immediately terminate, without any action required by either Party, if and when Pfizer, Company and FSMA enter into an amendment of the FSMA-Company Agreement providing for the Stand-By Rights. “Stand-By Rights” means FSMA, Company and Pfizer will enter into an agreement: (1) to address payment disputes between Company and FSMA, providing for a mechanism for a single set of payments to be made by Pfizer with respect to the portions of payments provided for and which become due under this Agreement that are to be paid on to FSMA, which payments would be made to Company or FSMA (as mutually agreed by such parties) or to a third party escrow agent (if Company and FSMA cannot reach agreement), while also providing for the appropriate portion of such payments to [***]; (2) provided Pfizer makes such payments when due and Pfizer is otherwise not in material breach of this Agreement, then neither Company nor FSMA would challenge or seek to terminate Pfizer’s license rights under the Company Intellectual Property as granted to Pfizer under this Agreement, and Company and FSMA would resolve their disputes without disturbing Pfizer’s license rights; and (3) in the event that Company’s licenses under the FSMA-Company Agreement are terminated for any reason, then, without any action required by any party, Pfizer will have a direct license from FSMA under terms and conditions no less favorable to Pfizer than those set forth in this Agreement, which license would be at least of the same scope sublicensed to Pfizer hereunder, provided that Pfizer is not in material breach of this Agreement or the agreement between FSMA, Company and Pfizer entered into pursuant to the foregoing.

3.6. No Guarantee of Success. Pfizer and Company acknowledge and agree that payments to Company pursuant to Sections 3.2 and 3.3 (i) have been included in this Agreement on the basis that they are only payable or otherwise relevant to the extent that the criteria pursuant to which such payment obligations become payable are satisfied under this Agreement, (ii) as set forth herein are solely intended to allocate amounts that may be achieved upon successful Development or Commercialization, as applicable, of a Licensed Product between Pfizer (who will receive all product sales revenues) and Company, and (iii) will only be triggered, and will only be relevant as provided, in accordance with the terms and conditions of such provisions. Pfizer and Company further acknowledge and agree that nothing in this Agreement will be construed as representing any estimate or projection of (a) the successful Development or Commercialization of any Licensed Product under this Agreement, (b) the number of Licensed Products that will or may be successfully Developed or Commercialized under this Agreement or (c) anticipated sales or the actual value of any Licensed Products that may be successfully Developed or Commercialized under this Agreement. Pfizer makes no representation, warranty or covenant, either express or implied, that (A) it will successfully Develop, Manufacture, Commercialize or continue to Commercialize any Licensed Product in any country, (B) if Commercialized, any Licensed Product will achieve any particular sales level, whether in any individual country or cumulatively throughout the Territory or (C) Pfizer will devote, or cause to be devoted, any level of diligence or resources to Developing, Manufacturing or Commercializing any Licensed Product in any country, or in the Territory in general, other than as expressly required and as provided for under Section 4.5.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

4. TRANSFERS; TRANSITION; PRODUCT DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION.

4.1. General. Subject to the terms and conditions set forth herein, Pfizer shall have sole authority over and control of the Development, Manufacture, Regulatory Approval and Commercialization throughout the Field of all Compounds and Licensed Products.

4.2. Transfers.

4.2.1. General. As soon as reasonably possible after the Effective Date, but not later than [***], Company, at Company’s cost and expense, shall Successfully transfer to Pfizer the following: (a) tangible embodiments of Company Know-How (all as further set forth in Section 4.2.2 and in technology transfer protocols mutually agreed to by Pfizer and Company technical teams), (b) the Program Materials, (c) the Inventory, and (d) copies of the Program Records. For purposes of this Section 4.2.1 only, “Successfully” means [***].

4.2.2. Disclosure of Technology. As soon as reasonably possible after the Effective Date, but not later than [***], Company, at Company’s cost and expense, shall disclose to Pfizer or its designated Affiliate all Company Know-How that may be necessary or desirable to Pfizer to research, Develop, Manufacture, or Commercialize Licensed Products and efficiently practice the licenses granted to Pfizer under this Agreement [***]. In connection with the foregoing, Company, [***].

4.2.3. Transfer of Regulatory Filings. Company shall promptly deliver or cause to be delivered to Pfizer: all such filings and submissions of Company to the FDA or any other Regulatory Authority, duly executed by Company, as are necessary to effect a transfer of the rights from the Company to Pfizer with respect to all regulatory filings, registrations, authorizations and approvals with or from any Regulatory Authority relating to any of the Compounds and/or Licensed Products, or the Development or Manufacture thereof, to the extent so transferable.

4.2.4. Availability of Records and Personnel. After the Effective Date, Company shall make available to Pfizer and its Affiliates and Representatives during normal business hours when reasonably requested, all Program Records in its possession and shall preserve all such information, records and documents until [***]. Company shall also make available to Pfizer, or cause to be made available to Pfizer, during normal business hours, when reasonably requested, personnel responsible for preparing or maintaining information, records and documents included within the Program Records, or who’s activities relate to the Development of Compounds and/or Licensed Products are the subject of such information, records and documents. Company may continue to use the Retained Information in accordance with the terms of this Agreement.

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EXECUTION VERSION

4.3. Transition.

4.3.1. General. The Parties desire an efficient, effective transition to Pfizer of ongoing Development, Manufacturing and/or Commercialization activities for the Compounds and Licensed Products that Company has licensed to Pfizer pursuant to Sections 2.1 and 2.2. Company shall cooperate with and provide timely assistance to Pfizer to ensure such transition. To provide for such a transition, the Parties agree to negotiate in good faith and promptly following the Effective Date to enter into a Transition Services Agreement incorporating the terms set forth on Schedule 4.3.1 attached here and such other terms as are mutually agreed by the Parties, and providing for the services specified therein, pursuant to which Company shall perform certain transition services for Pfizer in accordance with the terms and conditions thereof (the “Transition Services Agreement”).

4.3.2. Existing Company Trials. The Transition Services Agreement will provide for the activities the Company will continue to conduct in relation to the completion of Cohort 2 of the Existing Company Trial [***]. As of the Effective Date, with respect to any interactions between Company and any Regulatory Authority for the completion of Cohort 2 of the Existing Company Trial, Pfizer would have: [***].

4.3.3. Company Employees. In support of the activities to be undertaken by Company under Sections 4.2, 4.3.1, this Section 4.3.3 and Section 4.3.4, and in furtherance of the Company’s obligations under Section 4.2.4, Pfizer has provided to Company the Tech Transfer Payment. The Tech Transfer Payment shall be used by Company to support the retention of key employees of Company that have knowledge of the Compounds or Licensed Products that have been Developed to date or the Company Know-How in order to help enable the transfer of such knowledge and Know-How to Pfizer, as provided hereunder. As soon as is practicable following the Effective Date, Representatives of Pfizer and Company shall meet to discuss the transition and the continuing employment by Company of certain employees for purposes of the technology transfer and transition described above. [***]. At all times Company shall remain liable and shall indemnify Pfizer for any and all employment related liabilities associated with Company’s employees, their retention and/or any termination thereof.

4.3.4. [***].

4.4. Manufacturing. In addition to the other provisions of this Section 4, the Company shall provide such consulting services to Pfizer, and the Parties shall cooperate with one another, in respect of the Manufacture of RG 3039 as the Parties may mutually agree, as well as Company providing, at its cost: (a) adequate supply of clinical drug substance to complete the Existing Company Trial, which supply shall consist of not less than [***] (if the Inventory is not sufficient to do this), and (b) for an audit of any Third Party manufacturing facility sites, together with notification to such Third Parties of the right of Pfizer to direct all activities relating to development and manufacturing. For clarity, Pfizer shall have no diligence obligations with respect to the Manufacture of Licensed Products except to the extent necessary to fulfill its obligations pursuant to Section 4.5.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

4.5. Diligence.

4.5.1. Development Diligence. Pfizer shall, directly or indirectly through one or more Sublicensees, use Commercially Reasonable Efforts to develop and commercialize Licensed Products in SMA. For purposes of this Section 4.5, “Commercially Reasonable Efforts” means [***].

4.5.2. Diligence Reports.

(a) Within [***] days after the end of [***] starting from the Effective Date and ending [***] of the Effective Date, Pfizer shall report in writing to Company and FSMA on progress made toward the objectives set forth in Section 4.5.1 during such preceding [***] including progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing and the number of sublicenses entered into and marketing.

(b) Within [***] days after the end of each [***] commencing [***] of the Effective Date, Pfizer shall report in writing to Company and FSMA on progress made toward the objectives set forth in Section 4.5.1 during such preceding [***] period including progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing and the number of sublicenses entered into and marketing.

(c) Any information or written report provided by Pfizer to Company pursuant to this Section 4.5.2 shall be deemed to be Pfizer’s Confidential Information and subject to the provisions of Section 6.

4.5.3. [***].

4.5.4. Notification of Diligence Issues. If Company is aware of facts that might form a reasonable basis to allege that Pfizer has failed to meet its obligations under 4.5.1, then Company will promptly notify Pfizer in writing of such potential alleged performance failure (each such potential alleged performance failure, a “Diligence Issue”). [***].

4.5.5. [***].

4.6. Regulatory Approvals. [***]

4.7. Commercialization Activities.

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EXECUTION VERSION

4.7.1. General. Pfizer shall have sole and exclusive control over all matters relating to the Commercialization of Licensed Products, including sole and exclusive control over (a) pricing of Licensed Products and (b) the negotiation of Licensed Product pricing with Regulatory Authorities and other Third Parties.

4.7.2. Branding. Pfizer or its designated Affiliates or Sublicensees shall select and own all Trademarks used in connection with the Commercialization of any and all Licensed Products. Neither Company nor its Affiliates shall use or seek to register, anywhere in the world, any Trademark which is confusingly similar to any Trademark used by or on behalf of Pfizer, its Affiliates or Sublicensees in connection with any Licensed Product.

4.8. [***].

5. INTELLECTUAL PROPERTY.

5.1. Patent Rights.

5.1.1. Prosecution. Following the Effective Date, Pfizer shall assume responsibility for the preparation, filing, prosecution maintenance and cost of all patent applications and patents included in Company Patent Rights, using patent counsel (outside or internal counsel) and annuity services selected by Pfizer which are reasonably acceptable to FSMA and the Company. The patent counsel and annuity services selected by Pfizer shall utilize any appropriate cost-saving measures in handling filing, prosecution, and maintenance of the patent applications and patents under the Company Patent Rights. Pfizer (through its outside or internal patent counsel) shall promptly provide FSMA and the Company with any and all communications and proposed filings with the United States Patent and Trademark Office, European Patent Office and other foreign equivalents relating to the Company Patent Rights and shall, to the extent practicable, afford FSMA and the Company the opportunity to comment thereon. Pfizer may file a notice with governmental patent offices of the exclusive license to the Company Patent Rights granted to Pfizer hereunder. Pfizer shall have the sole right to file and control any application for patent term extension of any patent that may issue out of Company Patent Rights, based on United States Public Law 98-417 (known as the “Hatch-Waxman Act”) or any equivalent law or regulation in any country under which patent terms may qualify for extension. Company shall supplement and keep up to date Exhibit A throughout the Term. Pfizer shall not have any liability to FSMA and the Company for any act, omission, or default or neglect of outside patent counsel selected pursuant to this Section 5.1.1 by Pfizer with respect to preparing, filing, prosecuting or maintaining Company Patent Rights pursuant to this Section 5.1.1.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

5.1.2. Abandonment by Company. In no event will Company intentionally permit any of the Company Patent Rights to be abandoned in any country nor, if requested by Pfizer to do so, elect not to file a new patent application claiming priority to a patent application within the Company Patent Rights either before such patent application’s issuance or within the time period required for the filing of an international (i.e., Patent Cooperation Treaty), regional (including European Patent Office) or national application, without Pfizer first being given an opportunity to assume responsibility for the continued prosecution and maintenance of such Company Patent Rights or the filing of such new patent application. Accordingly, Company shall provide Pfizer with notice of the allowance and expected issuance date of any patent within the Company Patent Rights, or any of the aforementioned filing deadlines.

5.1.3. Abandonment by Pfizer. Pfizer shall not intentionally permit any of the Company Patent Rights to be abandoned in any country nor, if requested by Company to do so, elect not to file a new patent application claiming priority to a patent application within the Company Patent Rights either before such patent application’s issuance or within the time period required for the filing of an international (i.e., Patent Cooperation Treaty), regional (including European Patent Office) or national application, without Company first being given an opportunity to assume responsibility for the continued prosecution and maintenance of such Company Patent Rights, or the filing of such new patent application. Accordingly, Company shall provide Pfizer with notice of the allowance and expected issuance date of any patent within the Company Patent Rights, or any of the aforementioned filing deadlines.

5.2. Right to Enforce.

5.2.1. In the event that Company or Pfizer becomes aware of a suspected infringement of any Company Patent Right exclusively licensed to Pfizer under this Agreement, such Party shall notify the other Party promptly and confer. Pfizer shall have the right, but shall not be obligated, to bring an infringement action with respect to such infringement at its own expense, in its own name and entirely under its own direction and control, subject to the following or settle any such action, proceeding or dispute, provided that Pfizer considers in good faith any information Company may bring to Pfizer’s attention that public policy or public health concerns may affect the strategy for any such settlement. Company shall reasonably assist Pfizer (at Pfizer’s expense) in any action or proceeding being prosecuted if so requested, and shall not unreasonably withhold consent to lend its name to such actions or proceedings if reasonably requested by Pfizer or required by applicable Law. Company and FSMA shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of a Company Patent Right may be entered into by Pfizer without the prior written consent of Company, which consent shall not be unreasonably withheld.

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EXECUTION VERSION

5.2.2. If Pfizer fails to initiate an action to abate any alleged infringement of the Company Patent Rights within [***] following the date on which Pfizer first becomes aware of such alleged infringement, or thereafter determines not to maintain such action, FSMA may, upon notice to Pfizer, initiate legal proceedings against the infringer at FSMA’s expense, in its own name and entirely under its own direction and control. Pfizer shall reasonably assist FSMA or its designee (at FSMA’s expense) in any action or proceeding being defended or prosecuted if so requested, and shall lend its name to such actions or proceedings if requested by FSMA or required by applicable law. Pfizer shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of a Company Patent Right may be entered into by FSMA without the prior written consent of Pfizer, which consent shall not be unreasonably withheld by Pfizer. FSMA is an intended third party beneficiary under this section 5.2.2.

5.3. Pfizer Right to Defend. In the event that the validity or scope of any of the Company Patent Rights is challenged by a third party, whether by interference, opposition, reexamination, or any ex parte or inter parte proceeding involving either a patent granting authority or a court of competent jurisdiction; Pfizer shall have the right, but shall not be obligated, to defend the Company Patent Rights against such challenge at its own expense and under its own direction and control. Company shall reasonably assist Pfizer (at Pfizer’s expense) in any action if so requested, and shall have the right to participate in such defense and be represented by counsel of its own selection at its own expense and shall consent to lend its name to such actions or proceedings if reasonably requested by Pfizer or required by applicable Law. Notwithstanding the foregoing, (i) Pfizer shall consult with Company regarding any statements in any written or oral arguments it intends to make in any such action, and shall not make any such statement which Company or its counsel has reasonably determined would detrimentally affect any Company Patent Right or any other patent or patent application owned or controlled by Company; and (ii) Pfizer shall not agree to any settlement of any such action without the prior written consent of Company, such consent not to be unreasonably withheld or delayed. If Pfizer does not take legal action as is required to defend the validity or enforceability of such Company Patent Rights within [***] following the date on which Pfizer first becomes aware of such third party challenge, Pfizer shall provide at least [***] notice to Company prior to a corresponding deadline, if applicable, and Company may then, at its option, assume control and defense of such action at its expense. In the event that Company assumes control of the defense, Pfizer shall give reasonable assistance (excluding financial assistance) to Company. Pfizer may be represented by counsel of its own selection at its own expense in any such legal action, but Company shall have the right to control the action with counsel of its own choice.

5.4. Recovery. Any consideration paid by a third party as the result of proceedings or other actions (whether by way of settlement or otherwise) undertaken by Pfizer pursuant to Section 5.2 above, shall first be applied to reimbursement of the unreimbursed legal fees and expenses reasonably incurred by Pfizer and then the remainder shall be allocated [***] to Pfizer and [***] to Company.

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EXECUTION VERSION

5.5. Withdrawal. If either Party brings an action or proceeding under this Section 5 and subsequently ceases to pursue or withdraws from such action or proceeding, it shall promptly notify the other Party and the other Party may substitute itself for the withdrawing Party under the terms of this Section 5.

5.6. Recording. If Pfizer deems it necessary or desirable to register or record this Agreement or evidence of this Agreement with any patent office or other appropriate Governmental Authority(ies) in one or more jurisdictions in the Territory, Company shall reasonably cooperate to execute and deliver to Pfizer any documents accurately reflecting or evidencing this Agreement that are necessary or desirable, in Pfizer’s reasonable judgment, to complete such registration or recordation. Pfizer shall reimburse Company for all reasonable out-of-pocket expenses, including attorneys’ fees, incurred by Company in complying with the provisions of this Section 5.6.

6. CONFIDENTIALITY.

6.1. Confidentiality. Except to the extent expressly authorized by this Agreement, the Parties agree that, during the Term and for [***] thereafter, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder shall: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under the terms of this Agreement.

6.2. Authorized Disclosure.

6.2.1. Disclosure to Party Representatives. Notwithstanding the foregoing provisions of Section 6.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the Receiving Party’s Representatives who (a) have a need to know such Confidential Information in connection with the performance of the Receiving Party’s obligations or the exercise of the Receiving Party’s rights under this Agreement and (b) have agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Section 6.

6.2.2. Disclosure to Third Parties. Notwithstanding the foregoing provisions of Section 6.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary:

(a) to Governmental Authorities (i) to the extent desirable to obtain or maintain INDs or Regulatory Approvals for any Compound or Licensed Product within the Territory, and (ii) in order to respond to inquiries, requests or investigations relating to Compounds, Licensed Products or this Agreement;

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EXECUTION VERSION

(b) to outside consultants, contractors, advisory boards, managed care organizations, and non-clinical and clinical investigators, in each case to the extent desirable to develop, register or market any Compound or Licensed Product; provided that the Receiving Party shall obtain the same confidentiality obligations from such Third Parties as it obtains with respect to its own similar types of confidential information;

(c) in connection with filing or prosecuting Patent Rights or trademark rights as permitted by this Agreement;

(d) in connection with prosecuting or defending litigation as permitted by this Agreement;

(e) subject to the provisions of Section 6.5.2, in connection with or included in scientific presentations and publications relating to Compounds or Licensed Products, including abstracts, posters, journal articles and the like, and posting results of and other information about Clinical Trials to clincialtrials.gov or PhRMA websites;

(f) to the extent necessary or desirable in order to enforce its rights under this Agreement; and

(g) to FSMA to the extent required to perform its obligations under the FSMA-Company Agreement.

If a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 6.2.2, then the Disclosing Party shall to the extent possible give reasonable advance written notice of such disclosure to the other Party and take such measures to ensure confidential treatment of such information as is reasonably required by the other Party, at the other Party’s expense.

6.3. SEC Filing and Other Disclosures. Either Party may disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory. Before disclosing this Agreement or any of the terms hereof pursuant to this Section 6.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure, with the Disclosing Party providing as much advanced notice as is feasible under the circumstances, and giving consideration to the comments of the other Party. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 6.3, such Party shall, at its own expense, seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party.

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EXECUTION VERSION

6.4. Residual Knowledge Exception. Notwithstanding any provision of this Agreement to the contrary, Residual Knowledge shall not be considered Confidential Information for purposes of this Section 6.

6.5. Public Announcements; Publications.

6.5.1. Announcements. Except as may be expressly permitted under Section 6.3, neither Party will make any public announcement regarding this Agreement without the prior written approval of the other Party. For the sake of clarity, nothing in this Agreement shall prevent Pfizer from making any scientific publication or public announcement with respect to any Licensed Product under this Agreement; provided, however, that, except as permitted under Section 6.2, Pfizer shall not disclose any of Company’s Confidential Information in any such publication or announcement without obtaining Company’s prior written consent to do so. The Parties agree that Company may release the announcement attached hereto as Schedule 6.5.1 regarding the signing of this Agreement following the Effective Date. All public disclosures which are directed toward the Quinazonline/495/RG3039 program shall include a prominent acknowledgement of FSMA similar to the following: “This program was licensed in 2009 from FSMA. FSMA fully funded and directed the preclinical development work with an investment of more than $13 million. It was the very first industrial drug program ever done for SMA.”

6.5.2. Publications. During the Term, each Party shall submit to the other Party (the “Non-Disclosing Party”) for review and approval any proposed academic, scientific and medical publication or public presentation which contains the Non-Disclosing Party’s Confidential Information. In addition, Company shall submit to Pfizer for review and approval any proposed publication or public presentation relating to this Agreement. In both instances, such review and approval will be conducted for the purposes of preserving the value of the Company Intellectual Property and the rights granted to Pfizer hereunder and determining whether any portion of the proposed publication or presentation containing the Non-Disclosing Party’s Confidential Information should be modified or deleted. Written copies of such proposed publication or presentation required to be submitted hereunder shall be submitted to the Non-Disclosing Party no later than [***] before submission for publication or presentation (the “Review Period”). The Non-Disclosing Party shall provide its comments with respect to such publications and presentations within [***] of its receipt of such written copy. The Review Period may be extended for an additional [***] in the event the Non-Disclosing Party can, within [***] of receipt of the written copy, demonstrate reasonable need for such extension including for the preparation and filing of patent applications. Company and Pfizer will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication governed by this Section 6.5.2, including International Committee of Medical Journal Editors standards regarding authorship and contributions. For the sake of clarity, Pfizer’s obligation to submit any publication to Company for review and approval under this Section 6.5.2 shall not apply to any publication which does not contain Company’s Confidential Information.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

7. REPRESENTATIONS AND WARRANTIES.

7.1. Mutual Representations and Warranties. Each of Company and Pfizer hereby represents and warrants to the other Party that:

7.1.1. it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

7.1.2. the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite action under the provisions of its charter, bylaws and other organizational documents, and does not require any action or approval by any of its shareholders or other holders of its voting securities or voting interests;

7.1.3. it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

7.1.4. this Agreement has been duly executed and is a legal, valid and binding obligation on such Party, enforceable against such Party in accordance with its terms; and

7.1.5. the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of or default under any Binding Obligation existing as of the Effective Date.

7.2. Mutual Covenants. Each of Company and Pfizer hereby covenants to the other Party that, from the Effective Date until expiration or termination of this Agreement, it will perform its obligations under this Agreement in compliance with applicable Laws.

7.3. Representations and Warranties of Company. Company hereby represents and warrants to Pfizer that:

7.3.1. except as expressly disclosed in Schedule 7.3.1, Company is the sole and exclusive owner of the Company Intellectual Property, all of which is free and clear of any claims, liens, charges or encumbrances;

7.3.2. it has and will have the full right, power and authority to grant all of the right, title and interest in the licenses and other rights granted or to be granted to Pfizer, Pfizer’s Affiliates or Pfizer’s Sublicensees under this Agreement;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

7.3.3. as of the Effective Date (a) Exhibit B sets forth a true and complete list of all Patent Rights owned or otherwise Controlled by Company or its Affiliates that relate to the Compounds or Licensed Products, (b) each such Patent Right remains in full force and effect and (c) Company or its Affiliates have timely paid all filing and renewal fees payable with respect to such Patent Rights;

7.3.4. Exhibit C sets forth a true and complete list of all Compounds discovered or developed by Company or its Affiliates on or prior to the Effective Date;

7.3.5. as of the Effective Date, Company has disclosed to Pfizer all material scientific and technical information and all information relating to safety and efficacy known to it or its Affiliates with respect to the Compounds and Licensed Products;

7.3.6. to its best knowledge, the Company Patent Rights, are, or, upon issuance, will be, valid and enforceable patents and, as of the Effective Date, no Third Party (a) is infringing any Company Patent Right or (b) has challenged or threatened to challenge the scope, validity or enforceability of any Company Patent Right;

7.3.7. it has complied with all applicable Laws, including any disclosure requirements, in connection with the filing, prosecution and maintenance of the Company Patent Rights;

7.3.8. except as expressly disclosed in Schedule 7.3.8, Company has independently developed all Company Know-How or otherwise has a valid right to use, and to permit Pfizer, Pfizer’s Affiliates and Pfizer’s Sublicensees to use, the Company Know-How for all permitted purposes under this Agreement;

7.3.9. neither Company nor any of its Affiliates are party to or otherwise subject to any agreement or arrangement which limits the ownership or licensed rights of Pfizer or its Affiliates with respect to, or limits the ability of Pfizer or its Affiliates to grant a license, sublicense or access, or provide or provide access or other rights in, to or under, any intellectual property right or material (including any Patent Right, Know-How or other data or information), in each case, that would, but for such agreement or arrangement, be included in the rights licensed or assigned to Pfizer or its Affiliates pursuant to this Agreement;

7.3.10. (a) there are no Company Third Party Agreements, other than the Company Third Party Agreements expressly disclosed in Schedule 7.3.10 (each, a “Disclosed Third Party Agreement”), true and complete copies of which have been provided to Pfizer, (b) except as provided in the Disclosed Third Party Agreements, no Third Party has any right, title or interest in or to, or any license under, any Company Intellectual Property, (c) no rights granted by or to Company or its Affiliates or any requirements or obligations set forth under any Disclosed Third Party Agreement conflict

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

with this Agreement or any right or license granted to Pfizer or its Affiliates hereunder, (d) Company and its Affiliates are and at all times have been in compliance in all material respects with all Disclosed Third Party Agreements, and (e) the Disclosed Third Party Agreements are in full force and effect and, to its best knowledge, represent valid and enforceable obligations of the applicable Third Parties party thereto;

7.3.11. to the best of its knowledge, the research, use, Development, Manufacture or Commercialization by Company or Pfizer (or their respective Affiliates or Sublicensees) of any Compound or any Licensed Product (a) does not and will not infringe any issued patent of any Third Party or (b) will not infringe the claims of any published Third Party patent application when and if such claims issue;

7.3.12. there is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to the best knowledge of Company, threatened against Company or any of its Affiliates or (b) judgment or settlement against or owed by Company or any of its Affiliates, in each case in connection with the Company Intellectual Property, any Compound or any Licensed Product or relating to the transactions contemplated by this Agreement;

7.3.13. no royalty, milestone or other payment are or will become payable to [***] (or any of its assignees or successors) under any agreement entered into by and among FSMA, [***] and Company, other than under the [***], in connection with the Development, Manufacture, Commercialization or use of any Compound or Licensed Product under this Agreement by, on behalf of, or under the authority of, Pfizer;

7.3.14. no royalty, milestone or other payment are due or will ever become due under the [***] in connection with the Development, Manufacture, Commercialization or use of any Compound or Licensed Product under this Agreement by, on behalf of, or under the authority of, Pfizer;

7.3.15. no product sales based royalties are due or will ever become due under the FSMA License Agreement in connection with the Development, Manufacture, Commercialization or use of any Compound or Licensed Product under this Agreement by, on behalf of, or under the authority of, Pfizer;

7.3.16. Conduct of Preclinical and Clinical Trials. (a) Company has heretofore disclosed or otherwise made available to Pfizer all human clinical trials that have been completed or that have otherwise been undertaken by or on behalf of Company with respect to the Licensed Products or Compounds; (b) Company has not received any written notices or other written correspondence from the FDA or any other Governmental Body requiring the termination or suspension of any clinical, pre-clinical, safety or other tests conducted with respect to the Licensed Products or Compounds; and (c) Company is

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

not aware of any pending or threatened potential issuance of any notices or other correspondence from the FDA or any other Governmental Body that would require the termination or suspension of any clinical, pre-clinical, safety or other tests conducted with respect to the Licensed Products or Compounds; and all clinical trials of Licensed Products or Compounds conducted by or on behalf of Company were conducted in material compliance with then-current regulations relating to good clinical practice, the reporting of adverse events, the filing of reports and security promulgated by the FDA and applicable Law;

7.3.17. Clinical Trial Materials. All drug substance (and active pharmaceutical ingredients used therein) administered in human clinical trials by or on behalf of Company with respect to the Licensed Products or Compounds and the Inventory (a) was manufactured in accordance with the applicable specifications and in compliance with the then-applicable good manufacturing practices and applicable Law, (b) was received, stored, handled and processed in accordance with the applicable specifications therefor, (c) met such specifications at the time of use or, with respect to the Inventory, will meet such specifications upon delivery to Pfizer, and (d) with respect to the Inventory and drug substance containing Compound contracted to be delivered to Company from a Third Party, is free and clear of encumbrances; and

7.3.18. Regulatory Correspondence. Company has heretofore disclosed or otherwise made available to Pfizer all material written correspondence: between Company and any Governmental Authorities, between Company and its institutional review boards and drug safety review boards, and between Company and its clinical trial research organization subcontractors, in each case relating to the Licensed Products or Compounds. During the period of time beginning on [***] and continuing until the Effective Date, neither the Company nor its manufacturing subcontractor(s) have received (a) any Form FDA 483 Inspectional Observations or warning letters, (b) any establishment inspection reports or any other documents that indicate or suggest lack of compliance with the regulatory requirements of the FDA or any other Governmental Authority, or (c) equivalents or correspondence similar to any of the foregoing, in each case of (a), (b) and (c) received from the FDA or any other Governmental Authority having jurisdiction over Licensed Products or Compounds and received in relation to Licensed Products or Compounds, or the Manufacture thereof, or received in relation to any facility for the Manufacture of a Licensed Product or Compound or component thereof, (collectively (a), (b) and (c), “Selected Warning Notices”). Company is not aware of any pending or threatened potential issuance of any Selected Warning Notices.

7.4. Company Covenants. In addition to the covenants made by Company elsewhere in this Agreement, Company hereby covenants to Pfizer that, from the Effective Date until expiration or termination of this Agreement:

7.4.1. it shall not, and shall cause its Affiliates not to (a) license, sell, assign or otherwise transfer to any Person (other than Pfizer or its Affiliates or Sublicensees pursuant to the terms of this Agreement) any Company Intellectual Property (or agree to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

do any of the foregoing) or (b) incur or permit to exist, with respect to any Company Intellectual Property, any lien, encumbrance, charge, security interest, mortgage, liability, assignment, grant of license or other Binding Obligation that is or would be inconsistent with the licenses and other rights granted to Pfizer or its Affiliates under this Agreement;

7.4.2. it will duly perform its obligations and exercise its rights under each Company Third Party Agreement, and it will not take any action, or fail to take any action, under any Company Third Party Agreement that diminishes the rights under the Company Intellectual Property granted to Pfizer under this Agreement;

7.4.3. it will (a) not amend or otherwise modify any Company Third Party Agreement (including any Disclosed Third Party Agreement) or consent or waive rights with respect thereto in any manner that adversely affects (i) the rights granted to Pfizer or Pfizer’s Affiliates or Sublicensees hereunder or (ii) Company’s ability to fully perform its obligations hereunder; (b) promptly furnish Pfizer with true and complete copies of all amendments to the Company Third Party Agreements executed following the Effective Date; (c) remain, and cause its Affiliates to remain, in compliance in all material respects with all Company Third Party Agreements (including Disclosed Third Party Agreements); (d) not terminate, take any action that would result in termination of (or fail to take any action the absence of which would result in termination of) any Disclosed Third Party Agreement; and (e) furnish Pfizer with copies of all notices received by Company or its Affiliates relating to any alleged breach or default by Company or its Affiliates under any Company Third Party Agreement (including any Disclosed Third Party Agreement) within [***] after receipt thereof;

7.4.4. it will not enter into or otherwise allow itself or its Affiliates to be subject to any agreement or arrangement which limits the ownership or licensed rights of Pfizer or its Affiliates with respect to, or limits the ability of Pfizer or its Affiliates to grant a license, sublicense or access, or provide or provide access or other rights in, to or under, any intellectual property right or material (including any Patent Right, Know-How or other data or information), in each case, that would, but for such agreement or arrangement, be included in the rights licensed or assigned to Pfizer or its Affiliates pursuant to this Agreement;

7.4.5. it will maintain valid and enforceable agreements with all Persons acting by or on behalf of Company or its Affiliates under this Agreement which require such Persons to assign to Company their entire right, title and interest in and to all Company Intellectual Property; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

7.4.6. it has made or will make any payments owing to any inventor of any Company Intellectual Property or any other Person that is required, in connection with the creation or exploitation of or the transfer of rights to such Company Intellectual Property.

7.5. Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

7.6. Disclaimer. THE FOREGOING REPRESENTATIONS AND WARRANTIES OF EACH PARTY ARE IN LIEU OF ANY OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED.

8. TERM AND TERMINATION.

8.1. Term. The term of this Agreement (the “Term”) will commence on the Effective Date and extend on a country-by-country basis (in the Territory), unless this Agreement is terminated earlier in accordance with this Section 8, until the last to expire of any Royalty Term for any Licensed Product in such country in the Territory.

8.2. Termination by Company. Company may terminate this Agreement for cause, at any time during the Term, by giving written notice to Pfizer in the event that Pfizer commits a material breach of its obligations under this Agreement and such material breach remains uncured for [***], measured from the date written notice of such material breach is given to Pfizer. If the alleged material breach relates to non-payment of any amount due under this Agreement, the cure period shall be [***].

8.3. Termination by Pfizer.

8.3.1. Termination for Convenience. Upon at least [***] written notice to Company, Pfizer may terminate this Agreement on a Licensed Product-by-Licensed Product and country-by-country basis, or in its entirety, without cause, for any or no reason.

8.3.2. Termination for Cause. Pfizer may terminate this Agreement in its entirety for cause , at any time during the Term, by giving written notice to Company in the event that Company commits a material breach of its obligations under this Agreement and such material breach remains uncured for [***], measured from the date written notice of such material breach is given to Company.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

8.4. Termination of FSMA-Company Agreement. This Agreement shall terminate upon the termination of the FSMA-Company Agreement. Company hereby covenants that: (a) it will not terminate the FSMA-Company Agreement and (b) it will give prompt written notice to Pfizer of (i) the occurrence of any event that constitutes a breach of the FSMA-Company Agreement by either party thereto or (ii) the receipt of notice of breach or termination by the Company from FSMA.

8.5. Effects of Termination.

8.5.1. Effect of Termination.

(a) Termination Generally. Upon termination of this Agreement for any reason, final reports in accordance with Section 3.4 shall be submitted to the Company. The termination or expiration of this Agreement or any licenses granted hereunder shall not relieve Pfizer, or any of its Affiliates or Sublicensees, of any obligations arising before such termination or expiration.

(b) Termination prior to the Trigger Date. In the event that this Agreement is terminated prior to the Trigger Date other than in the event of a breach by the Company, then (except as otherwise expressly provided in this Agreement, including Section 8.5.2), (A) Pfizer and Company shall negotiate in good faith the reversion of all rights, including license rights, in respect of Company Intellectual Property from Pfizer to Company and all preclinical, clinical, manufacturing data and regulatory filings owned or controlled by Pfizer with respect to each Licensed Product, but only to the extent not related to any Compounds or other subject matter owned by Pfizer or licensed to Pfizer by Third Parties; (B) Company shall, within [***] following the effective date of termination, deliver to Pfizer all Confidential Information received hereunder; and (C) except as otherwise expressly provided herein, all other rights and obligations of each Party with respect to all Licensed Products throughout the Territory shall cease.

(c) Other Effects of Termination. Upon termination (but not expiration) of this Agreement for any reason following the Trigger Date, the following shall apply at the request of Company:

(i) Pfizer shall promptly: (i) disclose and transfer to Company a true and complete copy of all preclinical, clinical and manufacturing data owned or controlled by Pfizer with respect to each Licensed Product, (ii) authorize Company or its designees to reference all drug master files

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

owned or controlled by Pfizer with respect to each Licensed Product, and (iii) assign to Company or its designees ownership of all regulatory filings made by or on behalf of Pfizer with respect to any Licensed Product. Company agrees to pay to Pfizer a royalty fee of [***] of Net Sales of those Licensed Products on which Company would be required to pay [***] a royalty capped at the [***] (the data, right of reference and assignment of regulatory filings are the “Reversion Rights”). As used in this Section only, “Net Sales” shall mean the total gross amount invoiced on the sale of Licensed Product by Company and its sublicensees to third parties, less the following items: [***]. In the event that Company or its sublicensees receives, in any transaction included within the definition of Net Sales, any non-cash compensation or lower prices on other products in exchange for any Licensed Products, or sells Licensed Products in other than an arms-length transaction, then for the purposes of determining Net Sales hereunder the gross amount invoiced in such transaction shall be deemed to be the gross amount that would have been paid had there been such a sale at the average sale price of such Licensed Products during the applicable royalty reporting period in the country in which such disposition took place or, if such amount cannot be determined, the average sales price of such Licensed Products in those countries in which Licensed Products are then being marketed. The preceding sentence shall not apply to the distribution at no cost of Licensed Products to physicians, hospitals or clinics for promotional purposes or academic investigators for research and clinical trial purposes, which are not included in the definition of Net Sales. In the event that Licensed Products are sold in combination with one or more other therapeutically active prescription pharmaceutical ingredient (each such ingredient being an “Active Ingredient”), the Net Sales on the combination product shall be calculated [***].

8.5.2. Accrued Rights. Expiration or termination of this Agreement for any reason shall be without prejudice to any right which shall have accrued to the benefit of either Party prior to such termination, including damages arising from any breach under this Agreement. Expiration or termination of this Agreement shall not relieve either Party from any obligation which is expressly indicated to survive such expiration or termination.

8.5.3. Survival Period. The following sections, together with any sections that expressly survive (including any perpetual licenses granted hereunder), shall survive expiration or termination of this Agreement for any reason: Sections 1 and Exhibit A (Definitions and Interpretation), 2.2 (Non-Exclusive Licenses from Company to Pfizer), 3.3.2 (Fully Paid-Up Royalty Free License) (upon expiration of this Agreement only), 3.3.3(k) (Company Third Party Agreements), 4.5.5 (Safety or Efficacy Issues), 4.8 (Other

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

Pfizer Programs), 6 (Confidentiality) (for [***] years following the expiration or termination of this Agreement, except for Section 6.5.2, which shall survive), 7 (Representations and Warranties), (8.5 (Effects of Termination), 8.6 (Provision for Insolvency), 9.1 (No Consequential Damages), 9.2 (Indemnification by Pfizer), 9.3 (Indemnification by Company), 9.4 (Procedure), and 10 (Miscellaneous).

8.6. Provision for Insolvency.

8.6.1. Termination Right. Company shall be deemed a “Debtor” under this Agreement if, at any time during the Term (a) a case is commenced by or against Company under the Bankruptcy Code, (b) Company files for or is subject to the institution of bankruptcy, reorganization, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (c) Company assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for Company’s business or (e) a substantial portion of Company’s business is subject to attachment or similar process; provided, however, that in the case of any involuntary case under the Bankruptcy Code, Company shall not be deemed a Debtor if the case is dismissed within 60 days after the commencement thereof. If Company is deemed a Debtor, then Pfizer may terminate this Agreement by providing written notice to Company.

8.6.2. Rights to Intellectual Property. All rights and licenses now or hereafter granted by Company to Pfizer under or pursuant to any Section of this Agreement, including Sections 2.1, 2.2 and 4.2 hereof, are rights to “intellectual property” (as defined in the Bankruptcy Code). The Parties hereto acknowledge and agree that the payments provided for under Section 3 and any other payments by Pfizer to Company hereunder, other than royalty payments pursuant to Section 3.3, do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code or relate to licenses of intellectual property hereunder. If (a) a case under the Bankruptcy Code is commenced by or against Company, (b) this Agreement is rejected as provided in the Bankruptcy Code and (c) Pfizer elects to retain its rights hereunder as provided in Section 365(n) of the Bankruptcy Code, then Company (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) shall provide to Pfizer all intellectual property licensed hereunder. Company shall not interfere with the exercise by Pfizer or its Affiliates of rights and licenses to intellectual property licensed hereunder and embodiments thereof in accordance with this Agreement and agrees to use commercially reasonable efforts to assist Pfizer and its Affiliates to obtain such intellectual property and embodiments thereof in the possession or control of Third Parties as reasonably necessary or desirable for Pfizer or its Affiliates or Sublicensees to exercise such rights and licenses in accordance with this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

8.6.3. No Limitation of Rights. All rights, powers and remedies of Pfizer provided in this Section 8.6 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at Law or in equity (including the Bankruptcy Code) in the event of the commencement of a case under the Bankruptcy Code involving Company.

9. LIMITATION ON LIABILITY, INDEMNIFICATION AND INSURANCE.

9.1. No Consequential Damages. Except with respect to liability arising from a breach of Section 5 or 6, from any willful misconduct or intentionally wrongful act, or to the extent such Party may be required to indemnify the other Party under this Section 9, in no event will either Party or its Representatives be liable under this Agreement for any special, indirect, incidental, consequential or punitive damages, whether in contract, warranty, tort, negligence, strict liability or otherwise, including loss of profits or revenue suffered by either Party or any of its Representatives. Without limiting the generality of the foregoing, “consequential damages” will be deemed to include, and neither Party will be liable to the other Party or any of such other Party’s Representatives or stockholders for any damages based on or measured by loss of projected or speculative future sales of the Licensed Products, any Milestone Payment due upon any unachieved Milestone Event under Section 3.2, any unearned royalties under Section 3.3 or any other unearned, speculative or otherwise contingent payments provided for in this Agreement.

9.2. Indemnification by Pfizer. Pfizer will indemnify, defend and hold harmless Company, each of its Affiliates, and each of its and its Affiliates’ employees, officers, directors and agents (each, a “Company Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) that the Company Indemnified Party may be required to pay to one or more Third Parties resulting from or arising out of:

(a) Development, Manufacture, Commercialization or use of any Compound or Licensed Product by, on behalf of, or under the authority of, Pfizer (other than by any Company Indemnified Party); or

(b) the material breach by Pfizer of any of its representations, warranties or covenants set forth in this Agreement;

except, in each case, to the extent caused by the negligence, recklessness or intentional acts of Company or any Company Indemnified Party and claims for which Company is required to indemnify Pfizer pursuant to Section 9.3.

9.3. Indemnification by Company. Company will indemnify, defend and hold harmless Pfizer, its Affiliates, Sublicensees, contractors, distributors and each of its and their respective employees, officers, directors and agents (each, a “Pfizer Indemnified Party”) from and against any and all Liabilities that the Pfizer Indemnified Party may be required to pay to one or more Third Parties resulting from or arising out of:

(a) Development, Manufacture, Commercialization or use of any compound or product pursuant to the exercise of the Reversion Rights by, on behalf of, or under the authority of, Company;

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EXECUTION VERSION

(b) the material breach by Company of any of its representations, warranties or covenants set forth in this Agreement; or

(c) any claim relating to Company’s Development of Licensed Product in Cohort 1 or Cohort 2 of the Existing Company Trial.

except to the extent caused by the negligence, recklessness or intentional acts of Pfizer or any Pfizer Indemnified Party and claims for which Pfizer is required to indemnify Company pursuant to Section 9.2.

9.4. Procedure.

9.4.1. Notice. Each Party will notify the other Party in writing in the event it becomes aware of a claim for which indemnification may be sought hereunder. In the event that any Third Party asserts a claim or other proceeding (including any governmental investigation) with respect to any matter for which a Party (the “Indemnified Party”) is entitled to indemnification hereunder (a “Third Party Claim”), then the Indemnified Party shall promptly notify the Party obligated to indemnify the Indemnified Party (the “Indemnifying Party”) thereof; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.

9.4.2. Control. Subject to Pfizer’s right to control any actions described in Section 5 (even where Company is the Indemnifying Party), the Indemnifying Party shall have the right, exercisable by notice to the Indemnified Party within [***] after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party Claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Third Party Claim (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided that (a) the Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnified Party, to satisfy the amount of any adverse monetary judgment that is sought, (b) the Third Party Claim seeks solely monetary damages and (c) the Indemnifying Party expressly agrees in writing that as between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be solely obligated to satisfy and discharge the Third Party Claim in full (the conditions set forth in clauses (a), (b) and (c) above are collectively referred to as the “Litigation Conditions”). Within [***] after the Indemnifying Party has given notice to the Indemnified Party of its exercise of its right to defend a Third Party

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

Claim, the Indemnified Party shall give notice to the Indemnifying Party of any objection thereto based upon the Litigation Conditions. If the Indemnified Party reasonably so objects, the Indemnified Party shall continue to defend the Third Party Claim, at the expense of the Indemnifying Party, until such time as such objection is withdrawn. If no such notice is given, or if any such objection is withdrawn, the Indemnifying Party shall be entitled, at its sole cost and expense, to assume direction and control of such defense, with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. During such time as the Indemnifying Party is controlling the defense of such Third Party Claim, the Indemnified Party shall cooperate, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. In the event that the Indemnifying Party does not satisfy the Litigation Conditions or does not notify the Indemnified Party of the Indemnifying Party’s intent to defend any Third Party Claim within [***] after notice thereof, the Indemnified Party may (without further notice to the Indemnifying Party) undertake the defense thereof with counsel of its choice and at the Indemnifying Party’s expense (including reasonable, out-of-pocket attorneys’ fees and costs and expenses of enforcement or defense). The Indemnifying Party or the Indemnified Party, as the case may be, shall have the right to join in (including the right to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim that the other party is defending as provided in this Agreement.

9.4.3. Settlement. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, enter into any compromise or settlement that commits the Indemnified Party to take, or to forbear to take, any action. The Indemnified Party shall have the sole and exclusive right to settle any Third Party Claim, on such terms and conditions as it deems reasonably appropriate, to the extent such Third Party Claim involves equitable or other non-monetary relief, but shall not have the right to settle such Third Party Claim to the extent such Third Party Claim involves monetary damages without the prior written consent of the Indemnifying Party. Each of the Indemnifying Party and the Indemnified Party shall not make any admission of liability in respect of any Third Party Claim without the prior written consent of the other party, and the Indemnified Party shall use reasonable efforts to mitigate Liabilities arising from such Third Party Claim.

9.5. Insurance. Each Party further agrees to obtain and maintain, during the Term, commercial general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers (or pursuant to a program of self-insurance reasonably satisfactory to the other Party) to cover its indemnification obligations under Section 9.2 or Section 9.3, as applicable, [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

10. MISCELLANEOUS.

10.1. Assignment. Neither this Agreement nor any interest hereunder shall be assignable by a Party without the prior written consent of the other Party, except as follows: (a) a Party may assign its rights and obligations under this Agreement by way of sale of itself or the sale of the portion of its business to which this Agreement relates, through merger, sale of assets and/or sale of stock or ownership interest, provided that the assignee shall expressly agree to be bound by the applicable obligations of such Party under this Agreement and that such sale is not primarily for the benefit of its creditors, (b) such Party may assign its rights and obligations under this Agreement to any of its Affiliates, provided that the assignee shall expressly agree to be bound by the applicable obligations of such Party under this Agreement and that such Party shall remain liable for all of its rights and obligations under this Agreement. In addition, Pfizer may assign its rights and obligations under this Agreement to a Third Party where Pfizer or its Affiliate is required, or makes a good faith determination based on advice of counsel, to divest a Licensed Product in order to comply with Law or the order of any Governmental Authority as a result of a merger or acquisition, provided that the assignee shall expressly agree to be bound by Pfizer’s obligations under this Agreement. Each Party shall promptly notify the other Party of any assignment or transfer (other than to an Affiliate) under the provisions of this Section 10.1. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 10.1 shall be void.

10.2. Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

10.3. Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes Commercially Reasonable Efforts to remove the condition. For purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including an act of God, voluntary or involuntary compliance with any regulation, Law or order of any government, war, act of terror, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.

10.4. Notices. Any notice or notification required or permitted to be provided pursuant to the terms and conditions of this Agreement (including any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission (receipt verified), five days after deposited in the mail if mailed by registered or certified mail (return receipt requested) postage

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

prepaid, or on the next Business Day if sent by overnight delivery using a nationally recognized express courier service and specifying next Business Day delivery (receipt verified), to the Parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a Party as shall be specified by like notice; provided, however, that notices of a change of address shall be effective only upon receipt thereof):

All correspondence to Pfizer shall be addressed as follows:

Pfizer - Notices:	Pfizer Inc. Notices: R&D Business Development 235 East 42nd Street New York, NY 10017 Attn.: R&DBD Contract Notice
with copy to:	Pfizer Inc. Notices: Pfizer Legal Division 235 East 42nd Street New York, NY 10017 Attn.: Chief Counsel, R&D Fax: +1-646-563-9619

To help expedite our awareness and response, copies of notices may be provided by to Pfizer by email but must be supplemented by one of the following methods (a) personal delivery; (b) first class certified mail with return receipt requested, or (c) next-day delivery by major international courier, with confirmation of delivery. Electronic copies may be sent to contractnotices@pfizer.com.

All correspondence to Company shall be addressed as follows:

Repligen Corporation 41 Seyon Street Building #1, Suite 100 Waltham, MA 02453 Attn.: Chief Executive Officer Fax: (781) 250-0115
with a copy to:	Goodwin Procter Exchange Place Boston, MA 02109 Attn.: Christopher Denn Fax: (617) 523-1231

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

10.5. Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

10.6. Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

10.7. Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement shall be construed as if such clause of portion thereof had never been contained in this Agreement, and there shall be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by applicable Law.

10.8. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

10.9. Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States of America or other countries which may be imposed upon or related to Company or Pfizer from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

10.10. Dispute Resolution. If any dispute or disagreement arises between Pfizer and Company in respect of this Agreement, they shall follow the following procedures in an attempt to resolve the dispute or disagreement:

10.10.1. The Party claiming that such a dispute exists shall give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

10.10.2. Within [***] of receipt of a Notice of Dispute, the Senior Vice President Global Operations of Company and the Group SVP for Biotherapeutics Research and Development of Pfizer shall meet in person or by teleconference and exchange written summaries reflecting, in reasonable detail, the nature and extent of the dispute, and at this meeting they shall use their reasonable endeavors to resolve the dispute.

10.10.3. If, within [***] of initial receipt of the Notice of Dispute, the dispute has not been resolved, then the Parties agree that either Party may initiate litigation to resolve the dispute.

Notwithstanding any provision of this Agreement to the contrary, either Party may immediately initiate litigation in any court set forth in Section 10.12 seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement. The provisions of this Section 10.10 will survive for [***] years from the date of termination or expiration of this Agreement.

10.11. Governing Law. This Agreement, and all claims arising under or in connection therewith, shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.

10.12. Consent to Jurisdiction. Each Party to this Agreement hereby (a) irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have subject matter jurisdiction, the state courts of the State of New York, for the purpose of any and all actions, suits or proceedings arising in whole or in part out of, related to, based upon or in connection with this Agreement or the subject matter hereof, (b) waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (c) agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise.

10.13. Entire Agreement. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including that certain Confidential Disclosure Agreement between the Parties dated [***], as amended on [***], which is hereby terminated effective as of the Effective Date.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

10.14. Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

10.15. Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original and both of which shall constitute together the same document. Counterparts may be signed and delivered by facsimile or PDF file, each of which shall be binding when received by the applicable Party.

10.16. No Third Party Rights or Obligations. No provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a Party to this Agreement. However, Pfizer may decide, in its sole discretion, to use one or more of its Affiliates to perform its obligations and duties hereunder, provided that Pfizer shall remain liable hereunder for the performance by any such Affiliates of any such obligations.

(Signature page follows.)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

EXECUTION VERSION

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Agreement as of the Effective Date to be effective as of the Effective Date.

PFIZER INC		REPLIGEN CORPORATION

By	/s/ Mikael Dolsten	By	/s/ Walter C. Herlihy
Name:	Mikael Dolsten	Name:	Walter C. Herlihy
Title:	President – Worldwide R&D	Title:	President & Chief Executive Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Signature Page to License Agreement

EXECUTION VERSION

Exhibit A

Defined Terms

“[***] and FSMA License Agreement” means the License Agreement between [***] and FSMA dated [***], as amended, which has been terminated pursuant to such agreement and subsequent correspondence.

“Affiliate” means, as of any point in time and for so long as such relationship continues to exist with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. A Person shall be regarded as in control of another Person if it (a) owns or controls at least fifty (50%) of the equity securities of the subject Person entitled to vote in the election of directors or (b) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of any such Person (whether through ownership of securities or other ownership interests, by contract or otherwise).

“Bankruptcy Code” means Section 101(35A) of Title 11 of the United States Code, as amended.

“Binding Obligation” means, with respect to a Party (a) any oral or written agreement or arrangement that binds or affects such Party’s operations or property, including any assignment, license agreement, loan agreement, guaranty, or financing agreement, (b) the provisions of such Party’s charter, bylaws or other organizational documents or (c) any order, writ, injunction, decree or judgment of any court or Governmental Authority entered against such Party or by which any of such Party’s operations or property are bound.

“Biomarker Trial” means a trial that does not measure functional endpoints that demonstrate patient improvement.

“Business Day” means a day other than a Saturday, Sunday or bank or other public holiday in New York, New York.

“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

“Calendar Year” means any calendar year.

“Clinical Trial” means a human clinical study conducted on sufficient numbers of human subjects that is designed to (a) establish that a pharmaceutical product is reasonably safe for continued testing, (b) investigate the safety and efficacy of the pharmaceutical product for its intended use, and to define warnings, precautions and adverse reactions that may be associated with the pharmaceutical product in the dosage range to be prescribed or (c) support Regulatory

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-2

EXECUTION VERSION

Approval of such pharmaceutical product or label expansion of such pharmaceutical product. Without limiting the foregoing, Clinical Trial includes any Phase I Clinical Trial, Phase Ib Clinical Trial, Phase IIb/III Clinical Trial, Proof of Concept Phase Ib Trial or Proof of Mechanism PhI Trial (POM).

“Cohort 1” means the dosing of subjects identified as “Cohort 1” as described in protocol [***], Dated [***].

“Cohort 2” means the dosing of subjects identified as “Cohort 2” as described in protocol [***], Dated [***].

“Combination Product” means any Licensed Product containing as active pharmaceutical ingredients both (a) a Compound and (b) one or more pharmaceutically active compounds or substances that are not a Compound.

“Commercialize” or “Commercializing” means to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize a compound or product. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

“Company Intellectual Property” means Company Patent Rights and Company Know-How.

“Company Know-How” means [***].

“Company Patent Right” means any Patent Right that [***].

“Company Third Party Agreement” means any agreement between Company (or any of its Affiliates) and any Third Party that relates to any of the Company Intellectual Property.

“Compound” means (i) RG 3039, [***].

“Confidential Information” means, with respect to each Party, all Know-How or other information, including proprietary information and materials (whether or not patentable) regarding or embodying such Party’s technology, products, business information or objectives, that is communicated by or on behalf of the Disclosing Party to the Receiving Party or its permitted recipients, on or after the Effective Date. Confidential Information does not include any Know-How or other information that (a) was already known by the Receiving Party (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by or on behalf of the Disclosing Party, (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party, (c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party in breach of its obligations under this Agreement, (d) was disclosed to the Receiving Party, other than under an obligation of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-3

EXECUTION VERSION

confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party or (e) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information belonging to the Disclosing Party. The terms and conditions of this Agreement shall be considered Confidential Information of both Parties.

“Control” or “Controlled” when used in reference to intellectual property or intellectual property rights, means the legal authority or right, by virtue of ownership, license or otherwise, of a Party to grant a license or sublicense of such intellectual property rights to the other Party.

“Covered by” means, with reference to a particular Licensed Product, that the sale, importation or use of such Licensed Product by a party that does not own or have rights to the relevant Patent, would infringe a Valid Claim of the relevant Patent in the country in which such activity occurs.

“DcpS” means Scavenger Decapping Enzyme DcpS.

“[***]” means [***]

“[***] Agreement” means the Assignment Agreement dated [***] between FSMA and [***].

“[***] Assigned Patent Right” means any Patent Right assigned to FSMA by [***] under the [***].

“Develop” or “Developing” means to discover, research or otherwise develop a process, compound or product, including conducting non-clinical and clinical research and development activities. When used as a noun, “Development” means any and all activities involved in Developing.

“Effective Date” has the meaning set forth in the preamble to the Agreement.

“Existing Company Trial” means the Company’s currently ongoing multi-dose, 28 day study in healthy volunteers.

“FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder.

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

“Field” means the treatment, prevention and diagnosis of all diseases and disorders.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-4

EXECUTION VERSION

“First Commercial Sale” means, with respect to any Licensed Product and with respect to any country of the Territory, the first sale of such Licensed Product by Pfizer or an Affiliate or Sublicensee of Pfizer to a Third Party in such country after such Licensed Product has been granted Regulatory Approval by the appropriate Regulatory Authority(ies) for such country.

“FSMA” means Families of Spinal Muscular Atrophy.

“FSMA-Company Agreement” means the Exclusive License Agreement, between Company and FSMA, dated October 22, 2009.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Generic Product” means any pharmaceutical product that [***].

“Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

“IND” means an Investigational New Drug Application submitted under the FD&C Act, or an analogous application or submission with any analogous agency or Regulatory Authority outside of the United States for the purposes of obtaining permission to conduct Clinical Trials.

“Inventory” means the entire inventory of clinical and pre-clinical research-grade RG 3039, including the inventory set forth on Schedule A-1.

“Know-How” means proprietary and non-public ideas, concepts, discoveries, inventions developments and trade secrets (whether or not protectable under state, federal, or foreign patent, trade secret, trademark, copyright or similar laws), including development data, information, process, method, technique, material (including any chemical or biological material), technology or result, and any physical embodiments of any of the foregoing.

“Law” means any law, statute, rule, regulation, order, judgment or ordinance of any Governmental Authority.

“Licensed Product” means any product incorporating a Compound as an active ingredient (alone or with one or more other active ingredients), (i) a composition, the development, manufacture, use, sale or offer for sale of which, is Covered by a Valid Claim at any time during the Term in the country in which such product is developed, manufactured, used, sold or offered for sale, or (ii) that incorporates or relies upon the use of Company Know-How.

“Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store a compound or product or any component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any component thereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-5

EXECUTION VERSION

“Milestone Event” means each milestone event listed in the table that appears in Section 3.2.1.

“Milestone Payment” means each milestone payment listed in the table that appears in Section 3.2.1.

“NDA” means a New Drug Application, as described in the FDA regulations, 21 CFR § 314.50, including all amendments and supplements to the application.

“Net Sales” means: (a) with respect to a Licensed Product that is not a Combination Product, gross receipts from sales by Pfizer and its Affiliates and Sublicensees of such Licensed Product to Third Parties in the Territory, less in each case [***]; and (b) with respect to a Licensed Product that is a Combination Product, [***].

“Patent Rights” means any and all (a) issued patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon, (c) patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) other forms of government-issued rights substantially similar to any of the foregoing and (f) United States and foreign counterparts of any of the foregoing.

“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

“Pfizer Quarter” means each of the four (4) thirteen (13) week periods (a) with respect to the United States, commencing on January 1 of any Pfizer Year and (b) with respect to any country in the Territory other than the United States, commencing on December 1 of any Pfizer Year.

“Pfizer Year” means the twelve month fiscal periods observed by Pfizer (a) commencing on January 1 with respect to the United States and (b) commencing on December 1 with respect to any country in the Territory other than the United States.

“Phase I Clinical Trial” means a Clinical Trial that will be the first test in SMA patients and will determine safety, metabolism and pharmacokinetics properties and clinical pharmacology of such product in patients that is generally consistent with 21CFR§ 312.21(a), as amended (or its successor regulations).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-6

EXECUTION VERSION

“Phase Ib Clinical Trial” means a Clinical Trial, the principal purpose of which is to make a preliminary determination as to whether a pharmaceutical product is safe for it intended use and to obtain sufficient information about such product’s efficacy, in a manner that is generally consistent with 21 CFR § 312.21(b), as amended (or its successor regulation), to permit the design of further Clinical Trials.

“Phase IIb/III Clinical Trial” means a pivotal Clinical Trial (other than a Biomarker Trial) in human patients with a defined dose or a set of defined doses of a Licensed Product designed to ascertain efficacy and safety of such Licensed Product, in a manner that is generally consistent with 21 CFR § 312.21(c), as amended (or its successor regulation), for the purpose of enabling the preparation and submission of an NDA.

“Proof of Concept Phase Ib Trial” means a Clinical Trial which [***].

“Proof of Mechanism PhI Trial (POM)” means a Clinical Trial that [***].

“Price Approval” means, in any country where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, pharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination (as the case may be).

“Program Materials” means all (a) clinical samples, including human sera drawn from clinical trial subjects, collected in connection with the Development of the Compounds and/or Licensed Products, (b) all pre-clinical samples or biological materials collected or obtained specifically for use with the Development of the Compounds and/or Licensed Products, (c) laboratory reagents or supplies collected or obtained specifically for use with the Development of the Compounds and/or Licensed Products, and (d) any other biological, chemical or other materials, compositions of matter, articles of manufacture and assays used by or on behalf of Company (or its Affiliates) in connection with the Development of the Compounds and/or Licensed Products, in each such category to the extent Controlled by Company (or its Affiliates), including materials described on Schedule 4.3.2.

“Program Records” means all books, documents, data, regulatory files, correspondence, research, laboratory notebooks, manufacturing records, complaint records, study protocols, investigator brochures, adverse event information, and all other records and information (in paper, electronic or other form) relating to the Compounds and/or Licensed Products, including all data relating to or arising from the Development of Compounds and/or Licensed Products; provided, however, that: (a) Company may retain: (i) a copy of any such books, documents and records to the extent required by Law or necessary for tax, accounting or pending litigation purposes, including original copies to the extent required by Law and (ii) a copy of any such books, documents and records to the extent such books and records do not relate exclusively to Compounds or Licensed Products and are reasonably necessary for Company in connection with its other business activities; which copies retained under subsection (i) and (ii) shall be defined

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-7

EXECUTION VERSION

as “Retained Information” and deemed to be Pfizer Confidential Information subject to Company’s right to use such books and record solely for the aforementioned purposes; (b) any books, documents, correspondence and records of Company that Company reasonably determines, upon the advice of counsel, are attorney work product, attorney-client communications or other items protected by privilege immediately prior to the Effective Date shall be excluded from this definition of “Program Records” and shall be retained by Company; and (c) Company shall be entitled to redact from any Program Records any information that was not used in the Development of, and does not otherwise relate to, any Compounds and/or Licensed Products.

“Regulatory Approval” means all technical, medical and scientific licenses, registrations, authorizations and approvals (including approvals of NDAs, supplements and amendments, pre- and post- approvals, pricing and third party reimbursement approvals, and labeling approvals) of any Regulatory Authority, necessary for the research, use, Development, Manufacture, and Commercialization of a pharmaceutical product in a regulatory jurisdiction. For the sake of clarity, Regulatory Approval shall not be achieved for a Licensed Product in a country until all applicable Price Approvals and other Third Party reimbursement approvals have also been obtained by Pfizer or its designee for such Licensed Product in such country.

“Regulatory Authority” means, with respect to a country in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or, to the extent required in such country, Price Approval, for pharmaceutical products in such country.

“Representatives” means (a) with respect to Pfizer, Pfizer, its Affiliates, its Sublicensees and each of their respective officers, directors, employees, consultants, contractors and agents and (b) with respect to Company, Company, its Affiliates and each of their respective officers, directors, employees, consultants, contractors and agents.

“Residual Knowledge” means knowledge, techniques, experience and Know-How that (a) are, or are based on any Confidential Information Controlled by the Disclosing Party and (b) are retained in the unaided memory of any authorized Representative of the Receiving Party after having access to such Confidential Information. In no event, however, will Residual Knowledge include any knowledge, techniques, experience and Know-How to the extent (at any time, for such time) within the scope of any issued, valid and enforceable patent claim Controlled by the Disclosing Party.

“Royalty Term” means on a Licensed Product-by-Licensed Product and country-by-country basis, the period from First Commercial Sale of a Licensed Product in such country until the later of (a) the time during which Manufacture, use or sale of such Licensed Product would no longer by Covered by a Valid Claim or (b) [***] years from the First Commercial Sale of the first Licensed Product in such country.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-8

EXECUTION VERSION

“SMA” or “Spinal Muscular Atrophy” means a disease cause by decreased expression of the survival of motor neuron protein.

“SMA Compound/Product” means any compound or product [***].

“Sublicense” means a sublicense granted pursuant to a Sublicense Agreement.

“Sublicense Agreement” means an agreement pursuant to which any Third Party is granted a sublicense of intellectual property rights.

“Sublicensee” means any Person (other than an Affiliate) to whom Pfizer grants or has granted, directly or indirectly, a sublicense of rights licensed by Company to Pfizer under this Agreement.

“Territory” means all countries of the world.

“Third Party” means any Person other than Pfizer, Company or their respective Affiliates.

“Trademark” means any trademark, trade name, service mark, service name, brand, domain name, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing.

“Trigger Date” has the meaning provided in the FSMA-Company Agreement.

“Valid Claim” means a claim in an issued and unexpired patent included in the Company Patent Rights, and that (a) has not been permanently revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, or (b) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

“[***]” means [***].

“[***]-FSMA Research Alliance” means, [***], by and between [***] and FSMA, [***], by and between [***] and FSMA, [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-9

EXECUTION VERSION

The following terms are defined in the section of this Agreement listed opposite each term:

Defined Term	Section in Agreement
Additional Third Party License	3.3.3(f)
Agreement	Preamble
COMPANY	Preamble
COMPANY Indemnified Party	9.2
Debtor	8.6.1
Diligence Issue	4.5.4
Disclosed Third Party Agreement	7.3.10
Disclosing Party	6.1
Indemnified Party	9.4.1
Indemnifying Party	9.4.1
Liability	9.2
Litigation Conditions	9.4.2
Non-Disclosing Party	6.5.2
Notice of Dispute	10.10.1
Parties	Preamble
Party	Preamble
Pfizer	Preamble
Pfizer Indemnified Party	9.3
Receiving Party	6.1
Review Period	6.5.2
Selected Warning Notices	7.3.18
Term	8.1
Third Party Claim	9.4.1
VAT	3.4.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-10

EXECUTION VERSION

Exhibit B

Company Patent Rights Existing as of the Effective Date

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-11

EXECUTION VERSION

Exhibit C

Compounds Existing as of the Effective Date

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-12

EXECUTION VERSION

Schedule 4.3.1

Key Provisions for the Transition Services Agreement

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-13

EXECUTION VERSION

CORE TECHNOLOGIES FOR THE SMA/DCPS PROGRAM TRANSFER

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-14

EXECUTION VERSION

Schedule 4.3.2

Activities in Relation to Existing Clinical Trial

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-15

EXECUTION VERSION

Schedule 6.5.1

Company Press Release

Repligen Announces Licensing Agreement with Pfizer

for Spinal Muscular Atrophy Program

WALTHAM, MA – January 03, 2013 – Repligen Corporation (NASDAQ:RGEN) announced today that it has entered into an exclusive worldwide licensing agreement with Pfizer Inc. to advance Repligen’s spinal muscular atrophy (SMA) program, originally in-licensed from Families of SMA (FSMA). The SMA program includes RG3039, a small molecule drug candidate in clinical development for SMA, as well as backup compounds and enabling technologies. Under the terms of the agreement, Repligen is entitled to receive up to $70 million from Pfizer, commencing with an upfront payment of $5 million and total potential future milestone payments of up to $65 million as well as royalties on any future sales of SMA compounds developed under the agreement. SMA is an orphan neurodegenerative genetic disease that presents early in life.

“This agreement is consistent with the strategic decision we announced in August 2012 to focus Repligen’s internal efforts on the growth of our bioprocessing business, while seeking external partners for our therapeutic development programs,” said Walter C. Herlihy, Ph.D., President and Chief Executive Officer of Repligen. “We believe this collaboration with Pfizer, a leading pharmaceutical company with specialized efforts in orphan and genetic diseases, has the potential to accelerate the development of therapies for SMA.”

“There is a critical need to expedite potential treatment solutions for rare diseases such as spinal muscular atrophy, where patients have such limited options,” said Jose Carlos Gutierrez-Ramos, Senior Vice President, Pfizer BioTherapeutics R&D. “This partnership will combine our expert capabilities in advancing molecules for genetic diseases with Repligen’s leading SMA program.”

Under the terms of the agreement, Repligen is responsible for completing the first two cohorts of an active Phase 1 trial evaluating RG3039 in healthy volunteers, which it anticipates will occur during the first quarter of 2013. Repligen will also provide certain technology transfer services to Pfizer who will then assume full responsibility for the SMA program moving forward, including the conduct of any registration trials necessary for product approval. Repligen has previously received U.S. Orphan Drug and Fast Track designations for RG3039 for the treatment of SMA, as well as Orphan Medicinal Product designation in the EU.

“This licensing deal demonstrates the innovative collaborations that Families of SMA has successfully implemented between non-profit, biotech and big pharma,” stated Jill Jarecki, Ph.D., Research Director for Families of SMA. “These partnerships are critical for the development of new treatments for an orphan disease such as SMA. We are extremely pleased to see Pfizer taking the lead on the development and commercialization of the SMA program, following Repligen’s development work and FSMA’s original investment.”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-16

EXECUTION VERSION

Families of SMA, a patient organization dedicated to funding research to advance therapies for SMA, funded and directed the preclinical development of RG3039 with an investment of more than $13 million. This was the first drug discovery program ever conducted specifically for SMA. Repligen’s research and clinical efforts, including the current Phase 1b trial, have been partially supported by a $1.4 million grant from the Muscular Dystrophy Association.

About Spinal Muscular Atrophy

Spinal muscular atrophy (SMA) is an autosomal recessive neuromuscular disease in which a defect in the SMN1 (survival motor neuron) gene results in low levels of the protein SMN and leads to progressive damage to motor neurons. It is the leading cause of infant mortality and the second most common inherited neuromuscular disease, with symptoms that typically emerge before the age of two. SMA is characterized by progressive muscle weakness leading to severe physical disability and often, early loss of life due to respiratory insufficiency.

About Families of SMA

Families of SMA is the world’s leader focused on funding SMA research to develop a treatment and cure for the disease. The successful results and progress that the organization has delivered, from basic research to drug discovery to clinical trials, provide real hope for families and patients impacted by the disease. The charity has invested over $55 million in research and has been involved in funding half of all the ongoing novel drug programs for SMA. Families of SMA is a nonprofit 501(c)3 organization, with 31 Chapters and 90,000 members and supporters throughout the United States. The organization’s work has produced major discoveries, including identification of the underlying cause and a back-up gene for the disease, which provides a clearly defined target for disease altering therapies. The organization is also dedicated to supporting SMA families through networking, information and services and to improving care for all SMA patients. For more information: www.curesma.org.

About the Muscular Dystrophy Association

The Muscular Dystrophy Association (MDA) is the leading nonprofit health agency dedicated to finding treatments and cures for more than 40 neuromuscular diseases, including SMA, by funding worldwide research. MDA also funds comprehensive health care and support services, advocacy, information and education, and accessible summer camp for thousands of youngsters fighting progressive muscle diseases. To date, MDA has invested more than $41.6 million in SMA research, funding basic research and clinical trials of therapeutic strategies such as gene-based therapies, small-molecule development, and stem cells. MDA, along with other SMA patient advocacy groups, has been working with policymakers to explore the potential of expanding newborn screening panels to include SMA. For more information, visit mda.org and follow MDA on Facebook (facebook.com/MDAnational) and Twitter (@MDAnews).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-17

EXECUTION VERSION

Repligen Corporation

Repligen Corporation is a life sciences company focused on the development, production and commercialization of high-value consumable products used in the process of manufacturing biological drugs. Our bioprocessing products are sold to major life sciences and biopharmaceutical companies worldwide. We are a leading manufacturer of Protein A, a critical reagent used during the production of monoclonal antibody therapeutics. We also supply several growth factor products used to increase cell culture productivity during fermentation. In addition, we have developed and market a series of chromatography products used in the purification of biologics, and sell test kits to ensure final product quality. Aside from our core bioprocessing business, we have a portfolio of clinical-stage partnering assets, including a pancreatic imaging agent in Phase 3 development and two central nervous system orphan drug candidates. Repligen’s corporate headquarters are located in Waltham, MA, USA; we have an additional manufacturing facility in Lund, Sweden. For more information, please visit our website at www.repligen.com.

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, express or implied statements regarding the potential utility of RG3039 for the treatment of SMA, the clinical success of RG3039 and its further clinical development and our receipt of any future payments under the terms of our agreement with Pfizer, Pfizer’s ability to terminate the license agreement for convenience, our strategic decision to focus on the growth of our bioprocessing business, the future demand for our bioprocessing, growth factor and chromatography products, plans and objectives for future operations, our ability to successfully negotiate and consummate partnering transactions for our clinical stage assets, specifically RG1068, RG3039 and RG2833, plans and objectives for product development and acquisitions , plans and objectives for regulatory approval, product development, our market share and product sales and other statements identified by words like “believe,” “expect,” “may,” “will,” “should,” “seek,” or “could” and similar expressions, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with: the success of our clinical trials, including our Phase 1b clinical trial of RG3039 in patients with SMA; our ability to successfully grow our bioprocessing business, including as a result of acquisition, commercialization or partnership opportunities; our ability to successfully negotiate and consummate development and commercialization partnerships for our portfolio of clinical-stage assets on acceptable terms, if at all; our ability to develop and commercialize products and the market acceptance of our products; reduced demand for our products that adversely impacts our future revenues, cash flows, results of operations and financial condition; the ability to obtain, and the timing and receipt of, FDA approval for our NDA for RG3039; our ability to obtain other required regulatory approvals; the success of current and future collaborative or supply relationships, including our agreement with Pfizer; our ability to compete with larger,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-18

EXECUTION VERSION

better financed bioprocessing, pharmaceutical and biotechnology companies; new approaches to the treatment of our targeted diseases; our compliance with all Food and Drug Administration and EMEA regulations; our ability to obtain, maintain and protect intellectual property rights for our products; the risk of litigation regarding our intellectual property rights; our limited sales capabilities; our volatile stock price; and other risks detailed in Repligen’s Annual Report on Form 10-K on file with the Securities and Exchange Commission and the other reports that Repligen periodically files with the Securities and Exchange Commission. Actual results may differ materially from those Repligen contemplated by these forward-looking statements. These forward looking statements reflect management’s current views and Repligen does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date hereof except as required by law.

Repligen Contact:

Sondra S. Newman

Director Investor Relations

snewman@repligen.com

(781) 419-1881

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-19

EXECUTION VERSION

Schedule 7.3.1

Intellectual Property Exceptions re: Ownership

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-20

EXECUTION VERSION

Schedule 7.3.8

Intellectual Property Exceptions re: Know-How

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-21

EXECUTION VERSION

Schedule 7.3.10

Disclosed Third Party Agreements

[***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-22

EXECUTION VERSION

Schedule A-1

Inventory

[***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A-23